SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 18:	SUBSEQUENT EVENT

Acquisition of Adaptik Corporation

In the first quarter of 2018, the Company acquired 100% of Adaptik Corporation ("Adaptik"), by a way of merger between Adaptik and one of the Company’s subsidiaries in the US. Adaptik is a New Jersey company engaged in the development of software solutions for P&C insurers, including policy administration, rating, billing, customer management, task management and product design.

The total purchase price was approximately $19.5 million in cash, subject to adjustments, and about $3.5 million of contingent payments is subject to earn out-based specific criteria.